UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 3, 2006

Coinmach Service Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32359	20-0809839
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

303 Sunnyside Boulevard, Suite 70, Plainview, New York		10019
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(516) 349-8555

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 3, 2006, the compensation committee of the board of directors of Coinmach Service Corp. (the "Company") awarded 132,500 restricted shares of Class A common stock under its 2004 Long Term Incentive Plan, which is on file with the Securities and Exchange Commission as Exhibit 10.37 to Amendment No. 6 of the Company’s Form S-1. The shares were awarded as follows: (i) an aggregate of 100,000 shares to certain executive officers, (ii) an aggregate of 7,500 shares to three independent directors and (iii) 25,000 shares to a non-independent directors (collectively, the "2007 Restricted Stock Awards").

The 2007 Restricted Stock Awards to the independent directors were fully vested on the date of grant. The 2007 Restricted Stock Awards to the executive officers of the Company, consist of time-based shares (the "Time Vesting Shares") as well as performance-based shares (the "Performance Vesting Shares"). Pursuant to the award agreements for the executive officers, 25% of all of the shares awarded consist of Time Vesting Shares and 75% of all of the shares awarded consist of Performance Vesting Shares. The 2007 Restricted Stock Award to the non-independent director consists solely of Time Vesting Shares.

The Performance Vesting Shares vest upon the attainment of certain earnings and cash flow growth performance criteria established by the compensation committee during the performance period ending March 31, 2009. The Performance Vesting Shares are separated into two pools of performance criteria based on distributable cash flow of the Company for the fiscal year ending March 31, 2009 and consolidated EBITDA of the Company for any four consecutive fiscal quarters ending on or prior to March 31, 2009. The Time Vesting Shares vest in three equal annual installments commencing on the first anniversary of the date of grant.

The 2007 Restricted Stock Awards to each of the executive officers and the non-independent director will fully vest upon a change of control of the Company or upon the death or disability of the award recipient. In addition such award recipients shall be entitled to vote their respective shares of Class A common stock during the restricted period, but will not be entitled to receive dividends thereon, if any, prior to the vesting of such shares.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coinmach Service Corp.

November 8, 2006	By:	Robert M. Doyle

Name: Robert M. Doyle
Title: Chief Financial Officer, Senior Vice President, Secretary and Treasurer